Exhibit 32

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

          Each of the undersigned, Terry D. Hildestad, the President and Chief Executive Officer, and Vernon A. Raile, the Executive Vice President, Treasurer and Chief Financial Officer of MDU Resources Group, Inc. (the "Company"), DOES HEREBY CERTIFY that:

          1. The Company's Annual Report on Form 10-K for the year ended December 31, 2006 as amended by Form 10-K/A (Amendment No. 1) (the "Report"), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

          2. Information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

          IN WITNESS WHEREOF, each of the undersigned has executed this statement this 1st day of March, 2007.


                                        /s/ Terry D. Hildestad
                                        ----------------------------------------
                                        Terry D. Hildestad
                                        President and Chief Executive Officer


                                        /s/ Vernon A. Raile
                                        ----------------------------------------
                                        Vernon A. Raile
                                        Executive Vice President, Treasurer
                                           and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to MDU Resources Group, Inc. and will be retained by MDU Resources Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.